                             MASTERWORKS FUNDS INC.
                               111 CENTER STREET
                          LITTLE ROCK, ARKANSAS  72201
                                 1-888-204-3956

--------------------------------------------------------------------------------
                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                                     OF THE

                               MONEY MARKET FUND

                         TO BE HELD ON AUGUST 14, 1998
--------------------------------------------------------------------------------

To the Shareholders of the MONEY MARKET FUND (the "Fund") of MasterWorks Funds Inc. (the "Company"):

       PLEASE TAKE NOTE THAT A SPECIAL MEETING OF SHAREHOLDERS (THE "SPECIAL MEETING") OF THE FUND WILL BE HELD ON FRIDAY, AUGUST 14, 1998 AT 11:00 A.M. (CENTRAL TIME) AT THE COMPANY'S PRINCIPAL EXECUTIVE OFFICE, 111 CENTER STREET, LITTLE ROCK, ARKANSAS 72201.

       The Special Meeting is being called for the following purposes:

       1. To consider approval of the proposal to reorganize the Fund into a master/feeder structure, with amendments to certain fundamental investment restrictions to permit the fund to invest all of its assets in another investment company (as set forth in the accompanying Proxy Statement and Appendix A thereto) (the "Reorganization").


       2. To consider approval of a proposed change to an investment policy that would allow the Fund to reserve freedom to concentrate in bank obligations to the extent permitted by applicable rules or interpretations. The Master Portfolio will have an identical concentration policy.


       The terms of the proposed advisory contract for the Master Portfolio are identical in all material respects to the terms of the current advisory contract for the Fund with BGFA except that (i) Wells Fargo Bank will no-longer act as sub-adviser and (ii) the advisory fee level will be lower than the advisory fee level currently in effect. BGFA will assume Wells Fargo Bank's duties as sub-adviser.

       These proposals and any other matters that are properly raised at, or are incident to the conduct of, the Special Meeting may be considered either at the Special Meeting or any adjournment(s) thereof, including any adjournment(s) necessary to obtain requisite quorums and/or approvals.

       YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE PROPOSALS.

       The Board of Directors of the Company has fixed the close of business on June 19, 1998 as the record date for the determination of Fund shareholders entitled to receive notice of and to vote at the Special Meeting or at any adjournment(s) thereof. The enclosed Proxy Statement contains further information regarding the Special Meeting and the proposals to be considered. YOUR PROXY IS VERY IMPORTANT TO US. SIGNED BUT UNMARKED PROXY BALLOTS WILL BE COUNTED IN DETERMINING WHETHER A QUORUM IS PRESENT AND (EXCEPT FOR BROKER "NON-VOTES" AS DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT) WILL BE VOTED IN FAVOR OF THE PROPOSALS AND IN THE DISCRETION OF THE PROXY AGENTS AS TO OTHER MATTERS THAT MAY COME PROPERLY BEFORE, OR ON MATTERS INCIDENT TO THE CONDUCT OF, THE SPECIAL MEETING. Whether or not you intend to attend the Special Meeting in person, please return your Proxy Ballot. You may vote in any one of the following three ways:

       1. Mark, sign, date and return the enclosed Proxy Ballot in the enclosed postage-paid envelope; or

       2. Vote by telephone by calling SCC toll-free at 1-800-733-8481, Ext. 498 from 6:00 a.m. to 8:00 p.m. (Pacific time) (a confirmation of your telephone vote will be mailed to you); or

       3. Mark, sign, date and fax the enclosed Proxy Ballot to SCC AT 1-800-733-1885 (a confirmation of your telefacsimile vote will be mailed to you).

                           By Order of the Board of Directors
                           MasterWorks Funds Inc.

                           /s/ RICHARD H. BLANK
                           -------------------------
                           Richard H. Blank, Jr.
                           SECRETARY


July 9, 1998


--------------------------------------------------------------------------------

                      YOUR VOTE IS VERY IMPORTANT TO US REGARDLESS
                         OF THE NUMBER OF SHARES THAT YOU OWN.
                             PLEASE VOTE BY MAIL, TELEPHONE
                             OR TELEFACSIMILE IMMEDIATELY.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                     IMPORTANT NOTICE:  PLEASE COMPLETE THE
            ENCLOSED PROXY BALLOT AND RETURN IT AS SOON AS POSSIBLE.

           FOR YOUR CONVENIENCE, YOU MAY VOTE BY CALLING SHAREHOLDER
       COMMUNICATIONS CORP. ("SCC") TOLL-FREE AT 1-800-733-8481, EXT. 498
                   FROM 6:00 A.M. TO 8:00 P.M. PACIFIC TIME.
                        YOU ALSO MAY VOTE BY FAXING YOUR
                     PROXY BALLOT TO SCC AT 1-800-733-1885.

               A CONFIRMATION OF YOUR TELEPHONE OR TELEFACSIMILE
                          VOTE WILL BE MAILED TO YOU.
--------------------------------------------------------------------------------




                             MASTERWORKS FUNDS INC.
                               111 Center Street
                          Little Rock, Arkansas  72201


July 9, 1998


     Dear Shareholder of the Money Market Fund:

       We are pleased to invite you to a Special Meeting of Shareholders of the Money Market Fund (the "Fund") of MasterWorks Funds Inc. (the "Company") to be held on Friday, August 14, 1998. At the Special Meeting, shareholders of the Fund will be asked to approve a reorganization to a master/feeder structure (the "Reorganization") as described below and in the accompanying Proxy Statement. You will also be asked to approve a proposed change to an investment policy to allow the Fund to reserve freedom to concentrate in bank obligations to the extent permitted by applicable rules or interpretations.

       The accompanying proxy materials describe a transaction involving the conversion of the Fund into a master/feeder fund that would invest substantially all of its assets in the new Money Market Master Portfolio (the "Master Portfolio"). Barclays Global Fund Advisors ("BGFA") will continue in its capacity as investment adviser to the Master Portfolio.

       BGFA has indicated that the Master Portfolio will continue operation with the Fund's existing management, investment professionals and resources essentially intact. BGFA has advised the Board of Directors of the Company that under the proposed Reorganization no material changes to the Fund's investment philosophy, policies or strategies are contemplated.

       The Board of Directors believes that the proposed Reorganization of the Fund into a master/feeder structure offers significant potential benefits to shareholders. Under this structure, the Fund will become a feeder fund and will invest all of its assets in a newly established master portfolio. The Reorganization will involve reallocating certain fees and expenses, such as advisory fees and expenses, to the Master Portfolio level and changes to certain specific fee levels. However, the Reorganization will not result in any increase in overall fees. Indeed, an eventual reduction in fee levels is the principal potential benefit of the Reorganization.

       The Company also asks for your approval of a proposed change to an investment policy to allow the Fund to concentrate in bank obligations to the extent permitted by applicable rules or interpretations. Approval of this proposal will involve approval of an amendment to a fundamental investment restriction that would otherwise limit the Fund's authority to invest in bank obligations (other than certain domestic bank obligations) to less than 25% of the Fund's total assets.

       As described in detail in the accompanying proxy materials, the Special Meeting is being called to request shareholder approval of the following specific proposals:

       1. To approve the Reorganization of the Fund into a master/feeder structure. Under this structure, the Fund would pursue its investment objective by investing in a newly established Master Portfolio of another investment company that would be advised by

          BGFA, instead of investing directly in a portfolio of securities. The Master Portfolio will have the same investment objective, policies and restrictions as the Fund. As part of this approval, Fund shareholders will be approving, in effect, amendments to certain fundamental investment restrictions of the Fund that would otherwise preclude the Fund from investing all of its assets in a Master Portfolio. The purpose of the Reorganization is to provide the Fund with the opportunity to achieve certain benefits, including cost savings, associated with the Master Portfolio's potentially larger asset base.

       2. To approve a proposed change to an investment policy that would allow the Fund to reserve freedom to concentrate in bank obligations to the extent permitted by applicable rules or interpretations. The Master Portfolio will have an identical concentration policy.


THE COMPANY'S BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THESE PROPOSALS AND RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE PROPOSALS.
                                  ---

       The formal Notice of Special Meeting, a Proxy Statement and a Proxy Ballot are enclosed. Whether or not you intend to attend the Special Meeting, please complete and return your Proxy Ballot. You may vote by proxy in any of three ways:

       1. Mark, sign, date and return the enclosed Proxy Ballot in the enclosed postage-paid envelope; or

       2. Vote by telephone by calling SCC toll-free at 1-800-733-8481, Ext. 498 from 6:00 a.m. to 8:00 p.m. (Pacific time) (a confirmation of your telephone vote will be mailed to you); or

       3. Mark, sign, date and fax the enclosed Proxy Ballot to SCC at 1-800-733-1885 (a confirmation of your telefacsimile vote will be mailed to you).

       YOUR VOTE IS VERY IMPORTANT TO US REGARDLESS OF THE NUMBER OF SHARES THAT YOU OWN. PLEASE VOTE BY RETURNING YOUR PROXY BALLOT TODAY, EITHER IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR BY TELEFACSIMILE AT 1-800-733-1885, OR BY CALLING SCC TOLL-FREE AT 1-800-733-8481, EXT. 498.

       If you have any questions regarding the enclosed materials or the Special Meeting, please call the Company at 1-888-204-3956. We look forward to receiving your vote very soon.

                                     Sincerely,
                                     MasterWorks Funds Inc.


                                     /s/ GREG FELTUS
                                     ____________________________
                                     R. Greg Feltus
                                     PRESIDENT AND CHAIRMAN
                                     OF THE BOARD

                                PROXY STATEMENT
                                  JULY 9, 1998


                        SPECIAL MEETING OF SHAREHOLDERS

                                     OF THE

                               MONEY MARKET FUND

                                       OF

                             MASTERWORKS FUNDS INC.
                               111 CENTER STREET
                          LITTLE ROCK, ARKANSAS 72201
                                 1-888-204-3956



                                  INTRODUCTION

       This Proxy Statement is being furnished to shareholders of the Money Market Fund (the "Fund") and MasterWorks Funds Inc. (the "Company") in connection with the solicitation of proxies by the Company's Board of Directors to be used at a Special Meeting of Shareholders (the "Special Meeting"), and at any adjournment(s) thereof, to be held on Friday, August 14, 1998 beginning at 11:00 a.m. (Central time) at the Company's principal office, 111 Center Street, Little Rock, Arkansas 72201. Your proxy is being solicited for the purposes set forth below and in the accompanying Notice of Special Meeting.

       Shareholders of record of the Fund at the close of business on June 19, 1998 (the "Record Date") are entitled to notice of and to vote at the Special Meeting or any adjournment(s) thereof. As of the Record Date, there were 171,876,140.96 outstanding shares of the Fund, each of which is entitled to a single vote. This Proxy Statement is first being mailed to shareholders on or about July 13, 1998. The Company will furnish, without charge, a copy of its annual report and most recent semi-annual report upon request directed to the Company at its principal executive office or by calling the Company at 1-888-204-3956.

       If, by the time scheduled for the Special Meeting, a quorum is not present or if a quorum is present but sufficient votes in favor of the Proposals are not received, the persons named as proxy agents may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. Any such adjournment(s) will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Special Meeting to be adjourned.

                                   PROPOSALS

       The Special Meeting has been called for the principal purpose of considering a reorganization of the Company's Fund, as described in more detail below (the "Reorganization"). If the Reorganization is approved in all respects, the Fund will invest in a portfolio of another open-end management investment company whose investment objective, policies and restrictions will be the same as those of the Fund (the "Master Portfolio").

       Fund shareholders also are being asked to approve a proposed change to an investment policy to allow the Fund to reserve freedom to concentrate in bank obligations to the extent permitted by applicable rules or interpretations. Approval of this proposal will involve approval of an amendment to a fundamental investment restriction that would otherwise limit the Fund's authority to invest in bank obligations (other than certain domestic bank obligations) to less than 25% of the Fund's total assets. The proposed investment policy is expected to provide the Fund with greater flexibility in pursuing its investment objective. The Master Portfolio will have an identical concentration policy.

       Your Board of Directors recommends that you vote FOR the Reorganization and the amendment to the investment policy as described more fully below in this Proxy Statement.

       For further discussion of the proposal, please refer to the Question and Answer Summary that begins on page 2 below and the detailed discussion under the proposal that begins on page 2 of this Proxy Statement.

                              SUMMARY OF PROPOSALS

Q. WHY IS THE REORGANIZATION BEING RECOMMENDED?

A. The purpose of the Reorganization is to provide the Fund with the opportunity to achieve certain benefits associated with a larger asset base. Currently, the Fund's shares are offered for sale primarily to retail investors. In contrast, it is anticipated that the Master Portfolio will be available directly to institutional investors, and indirectly through other mutual funds and similar collective investment vehicles to a broad range of investors. Any significant increase in assets should provide various benefits to Fund shareholders. Specifically, higher asset levels at the Master Portfolio level should enable the Master Portfolio to spread certain expenses, primarily advisory fees and administration expenses, but also certain fixed third-party expenses, over a larger asset base, thereby reducing per-share expense levels. Reductions in per-share expense levels should have a favorable impact on the total return of the Fund. A larger asset base also could benefit portfolio management by permitting larger individual portfolio investments, which should result in reduced transaction costs and/or more favorable pricing.

Q. HOW WILL THE REORGANIZATION AFFECT OVERALL FEES AND EXPENSES?

A. The Reorganization will involve reallocating certain fees and expenses, such as advisory fees and expenses, to the Master Portfolio level and changes to certain specific fee levels. However, the Reorganization will not result in any increase in overall fees. Indeed, an eventual reduction in fee levels is the principal potential benefit of the Reorganization.

Q. IS THERE ANY SALES LOAD, SALES CHARGE, COMMISSION, OR OTHER TRANSACTIONAL FEE IMPOSED IN CONNECTION WITH THE REORGANIZATION?

A. No. The transfer of Fund assets to the Master Portfolio will be effected without any sales load, sales charge, commission or other transactional fee being imposed.

Q. WHO WILL ADVISE THE MASTER PORTFOLIO?

A. BGFA will provide advisory services to the Master Portfolio, under arrangements that are substantially identical to those currently in effect for the Fund with the exception that Wells Fargo Bank will not serve as sub-adviser. Stephens Inc. ("Stephens") will continue to serve as sponsor, distributor and administrator of the Fund and will serve as placement agent and co-administrator of the Master Portfolio. Barclays Global Investors, N.A. ("BGI") will serve as co-administrator to both the Fund and Master Portfolio.

Q. WHAT ASPECTS OF THE FUND'S CURRENT INVESTMENT RESTRICTIONS LIMIT THE FUND'S ABILITY TO INVEST ITS ASSETS IN BANK OBLIGATIONS?

A. Currently, the Fund's authority to invest in bank obligations (other than certain domestic bank obligations) is limited to less than 25% of the Fund's total assets. The Fund is proposing to reserve freedom to concentrate in obligations of banks, to the extent permitted by applicable rules or interpretations.

Q. WHY IS IT RECOMMENDED THAT THE FUND BE GIVEN SUCH FREEDOM?

A. The freedom to concentrate in these bank obligations would provide the Fund with greater flexibility in pursuing its investment objective.



                                  PROPOSAL 1

          TO CONSIDER APPROVAL OF THE PROPOSAL TO REORGANIZE THE FUND

REORGANIZATION TO INVEST FUND ASSETS IN THE MASTER PORTFOLIO

       The Board of Directors of the Company is asking shareholders of the Fund to authorize the exchange of the Fund's investable assets (securities and cash) for a beneficial interest in the Master Portfolio, which has the same investment objective, policies and restrictions as the Fund. The Master Portfolio is a newly formed series of an existing open-end management investment company, Master Investment Portfolio ("MIP" or the "Trust"). After the Reorganization, the only investment securities that will be held by the Fund will be the interests in the Master Portfolio. BGFA, which presently serves as the Fund's adviser, will serve as investment adviser to the Master Portfolio. The Fund will no longer directly engage an adviser or sub-adviser to manage its assets because all of its investable assets will be invested in the Master Portfolio. If the Proposal is approved by the Fund's shareholders, the Reorganization is expected to occur by August 31, 1998, or as promptly as practicable thereafter.

       Under this proposed operating structure, which is known as a master/feeder structure (the Fund being known as a "feeder" and a Master Portfolio as a "master"), the Fund will pursue its existing investment objective through investment in the Master Portfolio, rather than through direct investments in securities. The Master Portfolio in turn will invest in securities of the same type and in accordance with the same objective, policies and restrictions of the Fund. Shareholders will continue to hold shares of the Fund, and the Fund will hold interests in the Master Portfolio. The value of a shareholder's investment in the Fund will be the same immediately after the Fund's investment in the Master Portfolio as immediately before that investment. Of course, the value of a shareholder's investment in the Fund will fluctuate thereafter, based on the investment performance of the Master Portfolio. The investment experience of the Fund will be based directly upon the investment experience of the Master Portfolio. After the Reorganization, fees and expenses will be reallocated between the Fund and Master Portfolio, with advisory and custodial fee and expense obligations being transferred to the Master Portfolio level and distribution, transfer agency and shareholder servicing fee obligations being retained at the Fund level. Although some itemized fee levels will change, the overall fee level will not increase as a result of the Reorganization. Fund shareholders will have no appraisal rights, since the proposed Reorganization will involve no exchange of their securities for other securities. Of course, Fund shareholders may still redeem their shares at any time before, during or after the Reorganization.

       The Master Portfolio constitutes a series in MIP, which is organized as a Delaware business trust. The Master Portfolio has been established to serve as the investment portfolio for various institutional investors, including collective investment vehicles, that have the same investment objectives and policies as the Master Portfolio. These vehicles may include, among other types of investors, registered mutual funds and private or off-shore investment funds. Other mutual funds that may invest in the Master Portfolio may have different expenses and, therefore, different yields/returns than the Fund. The interests in MIP's Master Portfolio are not available for purchase directly by members of the general public. The Money Market Fund of MasterWorks Funds Inc., which is a registered management investment company organized as a Maryland corporation, will invest in MIP's Money Market Master Portfolio.

INVESTORS

       As of February 28, 1998, the net assets of the Fund were approximately $180,323,004. The Company was organized as a Maryland corporation on October 15, 1992, and currently offers shares of twelve series, including the Fund.

COMPARATIVE EXPENSES

       Following are tables showing the actual fees and expenses of the Fund for the annual period ended February 28, 1998, and a pro forma adjustment thereof, assuming that the Fund had invested all of its investable assets in the Master Portfolio for the entire period then ended. The pro forma adjustment assumes that: (i) there were no holders of interests in Master Portfolio other than the Fund; and (ii) the average daily net assets of the Master Portfolio during the period was equal to the actual average daily net assets of the Fund during the period. All amounts are annualized and reflect certain fee waivers and expense reimbursements as more fully described below.

                               MONEY MARKET FUND
                     FOR THE PERIOD ENDED FEBRUARY 28, 1998

                                                          Actual                              Pro Forma
                                                         ---------           -----------------------------------------
                                                                                               Master
                                                                               Fund           Portfolio        Total
                                                                             --------        ---------        --------
Annual Fund Operating Expenses
  Management Fees.............................              0.35%              0.00%            0.10%           0.10%
  Co-Administration Fees......................              0.10%              0.35%            0.00%           0.35%
Total Fund Operating Expenses.................              0.45%              0.35%            0.10%           0.45%


       The fees and expenses are described more fully in the Prospectus for the Fund. The investment advisory fee for the Fund is an effective fee based on the Fund's total net assets at the time of calculation. The Company, on behalf of the Fund, currently pays BGFA a monthly fee at the annual rate of 0.35% of the Fund's average daily net assets as compensation for its advisory services.
Wells Fargo Bank currently serves as sub-adviser to the Fund and is entitled to receive from BGFA an amount equal to 0.05% of the average daily net assets of the

Fund as compensation for its sub-advisory services. After the Reorganization, the Company, on behalf of the Master Portfolio, will pay BGFA a monthly fee at the annual rate of 0.10% of the Fund's average daily net assets as compensation for its advisory services. The Master Portfolio will not engage an investment sub-adviser.

       With regard to the co-administration fees paid by the Fund, Stephens Inc. and BGI currently are entitled to receive jointly a monthly fee at an annual rate of 0.10% of the average daily net assets of the Fund for such services. After the Reorganization, Stephens and BGI will jointly receive 0.35% of the average daily net assets of the Fund for such services. Stephens and BGI will not be entitled to receive co-administration fees from the Master Portfolio so long as they receive fees for providing such services to the Fund.

       BGFA, BGI and Stephens may elect, at their discretion, to waive or reimburse all or a portion of their respective fees charged to, or expenses paid by, the Fund and Master Portfolio. Any such waiver or reimbursement will reduce the Master Portfolio's expenses (of which the Fund pays its pro rata portion) or Fund's expenses and, accordingly, have a favorable impact on the Master Portfolio's/Fund's total return. However, there can be no assurances that such waivers or reimbursements will occur.

       The Reorganization will involve reallocating certain fees and expenses, such as advisory fees and expenses, to the Master Portfolio level and changes to certain specific fee levels. However, the Reorganization will not result in any increase in overall fees. The Fund's administration fees would increase in the same measure as its advisory fees would decrease. An eventual reduction in fee levels is the principal potential benefit of the Reorganization.

       The Fund would be able to withdraw its investment in the Master Portfolio at any time if the Company's Board of Directors were to determine that to do so would be in the best interests of the Fund and the Fund's shareholders. Upon any such withdrawal, the Board of Directors would consider what action might be taken, including the investment of all of the investable assets of the Fund in another pooled investment vehicle.

       The proposed transfer of assets of the Fund is expected to have no tax consequences for the Fund or its shareholders. The Fund intends to continue to qualify for treatment as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. In each taxable year the Fund so qualifies, it will be relieved of federal income tax on that part of its investment company taxable income that is distributed to shareholders. The Master Portfolio intends to be treated as a partnership for tax purposes and does not expect to be required to pay any federal income or excise taxes. Of course, distributions from the Fund will continue to be taxable to Fund shareholders as ordinary income or capital gain, as the case may be. If you hold shares of the Fund in a tax-deferred retirement plan, distributions from the Fund will not be subject to income tax unless you take withdrawals from your retirement plan account.

RISKS OF MASTER-FEEDER STRUCTURE

       There are certain potential risks to the Fund related to investment of all of its assets in the Master Portfolio. Large-scale redemptions by other investors of their interests in the Master Portfolio could have adverse effects on the Fund, such as requiring the liquidation of a significant portion of the Master Portfolio's holdings at a time when it could be disadvantageous to do so. The absence of substantial industry experience with the master-feeder structure could result in accounting or other operational difficulties. Other interestholders in the Master Portfolio may have a greater ownership interest in the Master Portfolio than the Fund's interest and, therefore, could have effective voting control over the operation of the Master Portfolio.

       In the event the Fund is required to redeem its interests in the Master Portfolio for any reason (for instance, because its shareholders did not approve changes in the Fund's investment policies parallel to changes approved for the Master Portfolio by a majority of its interestholders), the Fund's Board of Directors might attempt to find an appropriate substitute investment vehicle in which to invest Fund assets. The Board's inability to find a suitable substitute investment vehicle could have a significant effect on the Fund's shareholders.

       The Fund may cease investing in the Master Portfolio only if the Board of Directors of the Company were to determine that such action is in the best interests of the Fund and its shareholders. In that event, the Board of Directors would consider alternative arrangements, including investing all of the Fund's assets in another investment company with substantially the same investment objective, policies and restrictions as the Fund.

       Whenever the Fund, as an interestholder of the Master Portfolio, is requested to vote on any matter submitted to the interestholders of the Master Portfolio, the Fund will hold a meeting of its shareholders to consider such matters. The Fund will cast its votes in proportion to the votes received from its shareholders. Shares for which the Fund receives no voting instructions will be treated as having been voted in the same proportion as the votes received from the other Fund shareholders.

AMENDMENTS TO FUNDAMENTAL INVESTMENT RESTRICTIONS

       In conjunction with the approval of the Reorganization, the Board of Directors also approved the amendment of certain fundamental investment restrictions of the Fund necessary to permit the Reorganization. Certain investment restrictions of the Fund currently prohibit the Fund from pursuing its investment objective by investing in the Master Portfolio. Amendments to the fundamental restrictions may be made only with the approval of shareholders. Accordingly, in approving the Reorganization, shareholders also are being asked to approve, in effect, the following amendments to the fundamental investment restrictions necessary to permit the Reorganization of the Fund.

       Basically, certain fundamental investment restrictions for the Fund would be amended by adding, where appropriate, express authority for the Fund to invest its investable assets in an open-end management investment company with the same investment objective, policies and restrictions as the Fund. The Fund's current fundamental restrictions with the changes approved are discussed below and a complete list is in Appendix A to this Proxy Statement.

RESTRICTION NO. 1

       Following is fundamental Investment Restriction No. 1 of the Fund with the proposed additional language in BOLD FACE, ITALICIZED type:

       The Fund may not:

       (1) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the Fund's investments in that industry would be 25% or more of the current value of the Fund's total assets, provided that there is no limitation with respect to investments in (i) obligations of the U.S. Government, its agencies or instrumentalities; (ii) obligations of domestic banks (for the purpose of this exception, domestic bank obligations do not include obligations of U.S. branches of foreign banks or obligations of foreign branches of U.S. banks); AND PROVIDED FURTHER, THAT THE FUND MAY INVEST ALL ITS ASSETS IN A DIVERSIFIED, OPEN-END MANAGEMENT INVESTMENT COMPANY, OR A SERIES THEREOF, WITH SUBSTANTIALLY THE SAME INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS AS THE FUND, WITHOUT REGARD TO THE LIMITATIONS SET FORTH IN THIS PARAGRAPH (1);

RESTRICTION NO. 6

       Following is fundamental Investment Restriction No. 6 of the Fund with the proposed additional language in BOLD FACE, ITALICIZED type:

       The Fund may not:

       (6) underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with the Fund's investment program may be deemed to be an underwriting; AND PROVIDED FURTHER, THAT THE PURCHASE BY THE FUND OF SECURITIES ISSUED BY A DIVERSIFIED, OPEN-END MANAGEMENT INVESTMENT COMPANY, OR A SERIES THEREOF, WITH SUBSTANTIALLY THE SAME INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS AS THE FUND SHALL NOT CONSTITUTE AN UNDERWRITING FOR PURPOSES OF THIS PARAGRAPH (6);

RESTRICTION NO. 7

       Following is fundamental Investment Restriction No. 7 of the Fund with the proposed additional language in BOLD FACE, ITALICIZED type:

       The Fund may not:

       (7) make investments for the purpose of exercising control or management; PROVIDED THAT THE FUND MAY INVEST ALL ITS ASSETS IN A DIVERSIFIED, OPEN-END MANAGEMENT INVESTMENT COMPANY, OR A SERIES THEREOF, WITH SUBSTANTIALLY THE SAME INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS AS THE FUND, WITHOUT REGARD TO THE LIMITATIONS SET FORTH IN THIS PARAGRAPH (7);

RESTRICTION NO. 10

       Following is fundamental Investment Restriction No. 10 of the Fund with the proposed additional language in BOLD FACE, ITALICIZED type:

       The Fund may not:

       (10) purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities) if, as a result, with respect to 75% of its total assets, more than 5% of the value of the Fund's total assets would be invested in the securities of any one issuer or, with respect to 100% of its total assets, the Fund's ownership would be more than 10% of the outstanding voting securities of such issuer, PROVIDED THAT THE FUND MAY INVEST ALL ITS ASSETS IN A DIVERSIFIED, OPEN-END MANAGEMENT INVESTMENT COMPANY, OR A SERIES THEREOF, WITH SUBSTANTIALLY THE SAME INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS AS THE FUND, WITHOUT REGARD TO THE LIMITATIONS SET FORTH IN THIS PARAGRAPH (10); OR.


RECOMMENDATION OF THE BOARD OF DIRECTORS

       The Board of Directors has carefully considered Proposal 1, which will authorize the Reorganization of the Fund to a master-feeder structure, including necessary amendments to the Fund's fundamental investment restrictions. At a meeting held on June 11, 1998, the Board approved this proposal and determined to seek shareholder authorization of the actions necessary for the Fund to invest all its investable assets in the Master Portfolio of the Trust. The Board believes, based primarily on its discussions with Stephens and BGFA, that, over time, the Master Portfolio will attract assets from other collective investment vehicles that have complementary or differing distribution arrangements and from other investors who may not otherwise invest in the Fund.

       The purpose of the Reorganization is to provide the Fund with the opportunity to achieve certain potential benefits associated with a larger asset base. Currently, the Fund's shares are offered for sale primarily to retail investors. In contrast, it is anticipated that the Master Portfolio in which Fund assets will be invested after the Reorganization will be available directly to institutional investors, and indirectly through other mutual funds and similar collective investment vehicles to a broad range of investors. Other existing mutual funds with similar investment objectives that already have significant assets also may elect to invest in the Master Portfolio. Any significant increase should provide various benefits to Fund shareholders.

       The Board of Directors also recognized that Stephens, BGI and BGFA could benefit from the proposed Reorganization. For example, BGI or BGFA could reduce their risk in sponsoring and distributing new collective investment vehicles by having such vehicles invest in the Master Portfolio. The proposed Reorganization could benefit BGFA by increasing their assets under management through the Master Portfolio, thereby allowing BGFA to earn additional advisory and related fees.

       The Directors of the Company believe that the aggregate per share fees and expenses of the Fund and the Master Portfolio will be no higher than the fees and expenses that would be incurred by the Fund if it continued to operate under the arrangements and structure that are currently in force.

       Based on their consideration, analysis and evaluation of the above factors, the Company's Board of Directors, including a majority of the Directors who are not "interested persons" of the Company as defined in the Investment Company Act of 1940 (the "1940 Act"), believe that it is in the best interests of the Fund and its shareholders for shareholders to approve all actions necessary to enable the Fund to invest all of its investable assets in the corresponding Master Portfolio of the Company. It is the intention of the persons named in the accompanying proxy to treat any properly authorized proxy that lacks specific voting instruction as authorizing them to vote FOR the proposed Reorganization.

VOTE REQUIRED - PROPOSAL 1

       THE REORGANIZATION OF THE FUND INTO A MASTER-FEEDER STRUCTURE HAS BEEN APPROVED BY THE BOARD OF DIRECTORS FOR THE REASONS SPECIFIED ABOVE. The favorable vote of the holders of a "majority" (as defined in the 1940 Act) of the outstanding shares of the Fund is required to approve the proposed Reorganization, including the changes in the Fund's fundamental investment restrictions. Under the 1940 Act, the vote of the holders of a "majority" means the vote of the holders of the lesser of (a) 67% or more of the shares of the Fund present at the meeting or represented by proxy if the holders of 50% or more of such shares are so present or represented, or (b) more than 50% of such outstanding shares. Proxy votes will be voted as instructed, and properly authorized proxies for which no voting instructions are received will be voted in favor of Proposal 1, except that broker "non-vote" shares will not be voted but will count towards the meeting quorum.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS OF THE FUND VOTE FOR PROPOSAL 1. THE PERSONS NAMED IN THE ACCOMPANYING PROXY BALLOT INTEND TO TREAT ANY PROXY THAT LACKS A SPECIFIC VOTING INSTRUCTION AS AUTHORIZING THEM TO VOTE
FOR THE PROPOSAL.    If the shareholders of the Fund do not approve the proposed
Reorganization, or the Reorganization is not consummated for any other reason, the Company's Board of Directors will consider what action to take, including considering whether to retain the current Fund structure.

                                   PROPOSAL 2

            TO CONSIDER APPROVAL OF A PROPOSAL TO AUTHORIZE THE FUND
             TO INVEST IN BANK OBLIGATIONS TO THE EXTENT PERMITTED
                   UNDER APPLICABLE RULES OR INTERPRETATIONS

       On June 11, 1998 the Board of Directors of the Company, including a majority of the independent Directors, approved a proposal to authorize the Fund to invest in bank obligations to the extent permitted under applicable rules or interpretations. In conjunction with the approval, the Board approved an amendment to a fundamental investment restriction that would otherwise limit the Fund's authority to invest in bank obligations (other than certain domestic bank obligations) to less than 25% of the Fund's total assets. Any amendments to the Fund's fundamental investment restrictions are subject to approval by the Fund's shareholders and cannot be implemented by the Fund until such shareholder approval has been obtained. Accordingly, shareholders are being asked to approve an amendment to an investment restriction to permit the Fund greater flexibility to make such investments.

       Basically, the fundamental investment policy set forth below contains the concentration policy for the Fund. This fundamental investment restriction of the Fund would be amended by deleting the bracketed language and adding the italicized language. Current Securities and Exchange Commission ("SEC") rules and interpretations permit funds to reserve freedom to concentrate in obligations of domestic banks and, for this purpose, to treat foreign branches of domestic banks as "domestic banks" only if the domestic parent would be unconditionally liable in the event that the foreign branch failed to pay on its instruments for any reason. Current SEC rules and interpretations permit funds to treat domestic branches of foreign banks as "domestic banks" for purposes of this restriction only if it can be demonstrated that they are subject to the same regulation as United States banks. Current SEC rules and interpretations do not permit funds to reserve freedom to concentrate in any other obligations of foreign banks.

       The Directors believe that approval of this amendment is in the best interests of the Fund and its shareholders.

AMENDMENT TO FUNDAMENTAL INVESTMENT RESTRICTION NO. 1

       Following is Fundamental Investment Restriction No. 1 of the Fund with the proposed deletions shown in [brackets] and the proposed insert shown in BOLD-FACE, ITALICIZED TYPE:

       The Fund may not:

       (1) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the Fund's investments in that industry would be 25% or more of the current value of the Fund's total assets, provided that there is no limitation with respect to investments in (i) obligations of the U.S. Government, its agencies or instrumentalities; (ii) obligations of [domestic] banks [(for the purpose of this exception, domestic bank obligations do not include obligations of U.S. branches of foreign banks or obligations of foreign branches of U.S. banks)], TO THE EXTENT THAT THE SEC, BY RULE OR INTERPRETATION, PERMITS FUNDS TO RESERVE FREEDOM TO CONCENTRATE IN SUCH OBLIGATIONS; AND PROVIDED FURTHER, THAT THE FUND MAY INVEST ALL ITS ASSETS IN A DIVERSIFIED, OPEN-END MANAGEMENT INVESTMENT COMPANY, OR A SERIES THEREOF, WITH SUBSTANTIALLY THE SAME INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS AS THE FUND, WITHOUT REGARD TO THE LIMITATIONS SET FORTH IN THIS PARAGRAPH (1).


VOTE REQUIRED - PROPOSAL 2

       THIS CHANGE TO THE FUND'S FUNDAMENTAL INVESTMENT LIMITATION HAS BEEN APPROVED BY THE BOARD OF DIRECTORS FOR THE REASONS SPECIFIED ABOVE. The favorable vote of the holders of a "majority" (as defined in the 1940 Act) of the outstanding shares of the Fund is required to approve Proposal 2. Under the 1940 Act, the vote of the holders of a "majority" means the vote of the holders of the lesser of (a) 67% or more of the shares of the Fund present at the meeting or represented by proxy if the holders of 50% or more of such shares are so present or represented, or (b) more than 50% of the outstanding shares.
Proxy votes will be voted as instructed, and properly authorized proxies for which no voting instructions are received will be voted in favor of Proposal 2, except that broker "non-vote" shares will not be voted but will count towards the meeting quorum.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS OF THE FUND VOTE FOR PROPOSAL 2. THE PERSONS NAMED IN THE ACCOMPANYING PROXY BALLOT INTEND TO TREAT ANY PROXY THAT LACKS A SPECIFIC VOTING INSTRUCTION AS AUTHORIZING THEM TO VOTE FOR THE PROPOSAL.

       If the shareholders of the Fund do not approve Proposal 2 or Proposal 2 is not consummated for any other reason, the Company's Board of Directors will consider what action to take, if any.

                                 MISCELLANEOUS

PROCEDURAL MATTERS

       Each shareholder of the Fund will be entitled to one vote for each share and a fractional vote for each fractional share held by such shareholder with respect to any proposal on which the shareholder is entitled to vote. Shareholders holding a one-third of the outstanding shares of the Fund at the close of business on the Record Date will constitute a quorum for the approval of the Proposal described in the accompanying Notice of Special Meeting and in this Proxy Statement.

       If, by the time scheduled for the Special Meeting, a quorum is not present, or if a quorum is present but sufficient votes in favor of the Proposal are not received, the persons named as proxy agents may move for one or more adjournments of the Special Meeting to permit further solicitation of proxies with respect to the Proposal. Any such adjournment(s) will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Special Meeting to be adjourned. The persons named as proxy agents will vote in favor of such adjournment(s) those shares that they are entitled to vote that do not contain specific instructions to the contrary including abstentions (but excluding broker non-votes). They will vote against any such adjournment(s) only those proxies required to be voted against such Proposal.

       The duly appointed proxy agents may, in their discretion, vote upon such other matters as may come properly before, or on matters incident to the conduct of, the Special Meeting or any adjournment(s) thereof, including any proposal to adjourn a meeting at which a quorum is present to permit the continued solicitation of proxies in favor of the Proposal. The Company believes that the voting procedures described herein are valid in accordance with state law that governs such matters.

REVOCATION OF PROXY

       Any shareholder may revoke his or her proxy at any time prior to its exercise by (i) furnishing written notification of such revocation, which, to be effective, must be signed, include the shareholder's name and account number, be addressed to the Secretary of the Company at its principal executive office, 111 Center Street, Little Rock, Arkansas 72201, and be received prior to the Special Meeting; (ii) signing another proxy of a later date; or (iii) personally casting his or her vote at the Special Meeting or any adjournment(s) thereof.

SUBSTANTIAL SHAREHOLDERS

       As of the close of business on June 19, 1998, there were no beneficial owners of 5% or more of the outstanding shares of the Fund.

       As of the close of business on June 19, 1998, the Record Date, the Officers and Directors of the Company as a group did not own beneficially in excess of 1% of the outstanding shares of the Fund.

VOTING PROCEDURES

       If the accompanying Proxy Ballot is executed properly and returned, shares represented by it will be voted at the Special Meeting in accordance with the instructions on the proxy. If no instructions are specified, however, shares will be voted for the approval of the Proposal; and, in the discretion of the proxy agents, on any other matter properly presented at, or incident to the conduct of, the Special Meeting. If a proxy represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominee does not have discretionary power) or is marked with an abstention, the shares represented thereby will be considered to be present at the Special Meeting for purposes of determining the existence of a quorum for the transaction of business, but broker non-votes will not constitute a vote "for" or "against" the Proposal. Abstentions will have the effect of a vote against a Proposal.

AFFILIATED BROKER COMMISSIONS; OTHER AFFILIATED PAYMENTS; DISTRIBUTOR

       For the year ended February 28, 1998, the Fund paid no brokerage commissions in connection with purchases and sales of portfolio securities to any parties that would be treated, for purposes of Item 22(a)(1)(ii) of Schedule 14A under the Securities Exchange Act of 1934 (the "1934 Act"), as an affiliated broker. Stephens Inc., 111 Center Street, Little Rock, Arkansas 72201, also serves as the Fund's sponsor, administrator and distributor.

SOLICITATION OF PROXIES AND PAYMENT OF EXPENSES

       The cost of soliciting proxies for the Special Meeting, consisting principally of printing and mailing expenses, will be borne by BGI and/or Stephens. Proxies will be solicited in the initial, and any supplemental, solicitation by mail and may be solicited in person, by telephone, telegraph or other electronic means by personnel or agents of the Company, BGFA, and/or Stephens.

OTHER BUSINESS

       The Board of Directors of the Company knows of no other business to be brought before the Special Meeting. If any other matters come before the Special Meeting, however, including any proposal to adjourn the Special Meeting to permit the continued solicitation of proxies in favor of the Proposal, it is their intention that proxy ballots that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons named therein as proxy agents.

FUTURE SHAREHOLDER PROPOSALS

       Pursuant to rules adopted by the Securities and Exchange Commission under the 1934 Act, investors may request inclusion in the Board's proxy statement for shareholder meetings certain proposals for action which they intend to introduce at such meeting. Any shareholder proposals must be presented a reasonable time before the proxy materials for the next meeting are sent to shareholders. The submission of a proposal does not guarantee its inclusion in the Company's proxy statement and is subject to limitations under the 1934 Act. It is not presently anticipated that the Company will hold regular meetings of shareholders, and no anticipated date of the next meeting can be provided.

                                   APPENDIX A

                            INVESTMENT RESTRICTIONS

       Set forth below are the Fund's investment restrictions with the modifications proposed in the Proxy Statement. Proposed additions are shown in BOLD FACE, ITALICIZED type, and proposed deletions are shown in [brackets].

       The Fund is subject to the following investment restrictions, all of which are fundamental policies.

       The Fund may not:

       (1) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of any Fund's investments in that industry would be 25% or more of the current value of the Fund's total assets, provided that there is no limitation with respect to investments in (i) obligations of the U.S. Government, its agencies or instrumentalities; (ii) obligations of [domestic] banks [(for the purpose of this exception, domestic bank obligations do not include obligations of U.S. branches of foreign banks or obligations of foreign branches of U.S. banks)], TO THE EXTENT THAT THE SEC, BY RULE OR INTERPRETATION, PERMITS FUNDS TO RESERVE FREEDOM TO CONCENTRATE IN SUCH OBLIGATIONS; AND PROVIDED FURTHER, THAT THE FUND MAY INVEST ALL ITS ASSETS IN A DIVERSIFIED, OPEN-END MANAGEMENT INVESTMENT COMPANY, OR A SERIES THEREOF, WITH SUBSTANTIALLY THE SAME INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS AS THE FUND, WITHOUT REGARD TO THE LIMITATIONS SET FORTH IN THIS PARAGRAPH (1);

       (2) purchase or sell real estate or real estate limited partnerships (other than securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein);

       (3) purchase commodities or commodity contracts (including futures contracts), except that the Fund may purchase securities of an issuer which invests or deals in commodities or commodity contracts;

       (4) purchase interests, leases, or limited partnership interests in oil, gas, or other mineral exploration or development programs;

       (5) purchase securities on margin (except for short-term credits necessary for the clearance of transactions and except for margin payments in connection with options, futures and options on futures) or make short sales of securities;

       (6) underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with the Fund's investment program may be deemed to be an underwriting; AND PROVIDED FURTHER, THAT THE PURCHASE BY THE FUND OF SECURITIES ISSUED BY A DIVERSIFIED, OPEN-END MANAGEMENT INVESTMENT COMPANY, OR A SERIES THEREOF, WITH SUBSTANTIALLY THE SAME INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS AS THE FUND SHALL NOT CONSTITUTE AN UNDERWRITING FOR PURPOSES OF THIS PARAGRAPH (6);

       (7) make investments for the purpose of exercising control or management; PROVIDED THAT THE FUND MAY INVEST ALL ITS ASSETS IN A DIVERSIFIED, OPEN-END MANAGEMENT INVESTMENT COMPANY, OR A SERIES THEREOF, WITH SUBSTANTIALLY THE SAME INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS AS THE FUND, WITHOUT REGARD TO THE LIMITATIONS SET FORTH IN THIS PARAGRAPH (7);

       (8) borrow money or issue senior securities as defined in the 1940 Act, except that the Fund may borrow from banks up to 10% of the current value of its net assets for temporary purposes only in order to meet redemptions, and these borrowings may be secured by the pledge of up to 10% of the current value of its net assets (but investments may not be purchased while any such outstanding borrowing in excess of 5% of its net assets exists);

       (9) write, purchase or sell puts, calls, straddles, spreads, warrants, options or any combination thereof, except that the Money Market Fund may purchase securities with put rights in order to maintain liquidity;

       (10) purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities) if, as a result, with respect to 75% of its total assets, more than 5% of the value of the Fund's total assets would be invested in the securities of any one issuer or, with respect to 100% of its total assets the Fund's ownership would be more than 10% of the outstanding voting securities of such issuer, PROVIDED THAT THE FUND MAY INVEST ALL ITS ASSETS IN A DIVERSIFIED, OPEN-END MANAGEMENT INVESTMENT COMPANY, OR A SERIES THEREOF, WITH SUBSTANTIALLY THE SAME INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS AS THE FUND, WITHOUT REGARD TO THE LIMITATIONS SET FORTH IN THIS PARAGRAPH (10); or

       (11) make loans, except that the Fund may purchase or hold debt instruments or lend its portfolio securities in accordance with its investment policies, and may enter into repurchase agreements.

MASTERWORKS FUNDS INC.
PROXY SERVICES
POST OFFICE BOX 9002
FARMINGDALE, NY 11735-9812

                        MASTERWORKS MONEY MARKET FUND
             SPECIAL MEETING OF SHAREHOLDERS ON AUGUST 14, 1998
       THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                           MASTERWORKS FUNDS INC.

       The undersigned hereby appoints Richard H Blank, Jr., Ann Bonsteel and Michael W. Nolte (the "Proxy Agents"), and each of them, attorneys and proxies of the undersigned, each with power of substitution and resubstitution, to attend, vote and act for the undersigned at the Special Meeting of Shareholders, and at any adjournment(s) thereof, of the Money Market Fund (the "Fund") of MasterWorks Funds Inc. (the "Company") to be held at the Company's principal executives offices, 111 Center Street, Little Rock, Arkansas, 77201, beginning at 11:00 a.m. (Central Time), on Friday, August 14, 1998. The Proxy Agents shall cast votes according to the number of shares of the Fund that the undersigned may be entitled to vote with respect to the proposals set forth below, in accordance with the instructions indicated, if any, and shall have all the powers that the undersigned would possess if personally present. The undersigned hereby revokes any prior proxy to vote at such Special Meeting, and hereby ratifies and confirms all that said Proxy Agents, or any of them, may lawfully do by virtue hereof or thereof.

       THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF THE FUND AND THE PROXY STATEMENT, DATED JULY 9, 1998.

Please use this Proxy Ballot to vote only shares of the Fund listed below. Please call Shareholder Communications Corp. if you need additional Proxy Ballots.

-------------------------------------------------------------------------------
For your convenience, you may vote by calling Shareholder Communications Corp. ("SCC") toll-free at 1-800-733-8481, Ext. 498 from 6:00 a.m. to 8:00 p.m.
Pacific time. You may also vote by faxing the Proxy Ballot to SCC at 1-800-733-1885. A confirmation of your telephone or telefacsimile vote will be mailed to you.
-------------------------------------------------------------------------------

BY SIGNING AND DATING THE LOWER PORTION OF THIS PROXY BALLOT, YOU AUTHORIZE THE PROXY AGENTS TO VOTE ON THE PROPOSALS AS MARKED, OR, IF NOT MARKED, TO VOTE "FOR" THE PROPOSALS, AND TO USE THEIR DISCRETION TO VOTE ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE, OR ARE INCIDENT TO THE CONDUCT OF, THE SPECIAL MEETING. WHETHER OR NOT YOU INTEND TO ATTEND THE SPECIAL MEETING IN PERSON, PLEASE COMPLETE, DETACH AND MAIL THE LOWER PORTION OF THIS PROXY BALLOT AT ONCE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                                                                   KEEP THIS
                                                                   PORTION FOR
TO VOTE, MARK BLOCK BELOW IN BLUE OR BLACK INK AS FOLLOWS: [X]     YOUR RECORDS
--------------------------------------------------------------------------------
MASTERWORKS FUNDS INC. MONEY MARKET FUND                           DETACH AND
                                                                   RETURN THIS
                                                                   PORTION ONLY
VOTE ON PROPOSALS

1. Approval of the proposal to reorganize the Fund into  FOR  AGAINST  ABSTAIN
   a "master/feeder" structure with amended fundamental  [ ]    [ ]      [ ]
   investment restrictions to permit the Fund to invest its assets in a corresponding Master Portfolio.

2. Approval of the proposal to authorize the Fund to     FOR  AGAINST  ABSTAIN
   change an investment policy to allow the Fund to       [ ]    [ ]      [ ]
   reserve freedom to concentrate in bank obligations to the extent permitted by applicable rules and interpretations.

Please sign below exactly as your name(s) appears hereon. Corporate proxy ballot(s) must be signed in full corporate name by an authorized officer. When shares are registered with joint owners, all joint owners should consider their individual circumstances to determine whether one owner or all owners will sign. Fiduciaries must give full titles as such. Proxy ballots signed or telephoned by one owner will be presumed to be valid absent prior written notification to the Company that more than one owner is required for valid execution.

Date:____________________, 1998

--------------------------------------
Signature

--------------------------------------
Signature (Joint Owner)